UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2021 (June 22, 2021)

WILLSCOT MOBILE MINI HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4646 E Van Buren St., Suite 400

Phoenix, AZ 85008

(Address, including zip code, of principal executive offices)

(480) 894-6311

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market
Warrants to purchase common stock(1)	WSCWW	OTC Markets Group Inc.
Warrants to purchase common stock(2)	WSCTW	OTC Markets Group Inc.

(1) Issued in connection with the initial public offering of Double Eagle Acquisition Corp., the registrant’s legal predecessor company, in September 2015, which are exercisable for one-half of one share of the registrant’s common stock for an exercise price of $5.75.

(2) Issued in connection with the registrant’s acquisition of Modular Space Holdings, Inc. in August 2018, which are exercisable for one share of the registrant’s common stock at an exercise price of $15.50 per share.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On June 22, 2021, WillScot Mobile Mini Holdings Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC (the “Underwriter”) and Sapphire Holding S.à r.l. (the “Selling Stockholder”). Pursuant to the Underwriting Agreement, the Selling Stockholder agreed to sell 14,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), to the Underwriter at a price of $27.75 per Share (the “Offering”). Pursuant to the Underwriting Agreement the Selling Stockholder also granted the Underwriter the option, exercisable for 30 days, to purchase an additional 2,100,000 shares of Common Stock.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and also provides for customary indemnification by each of the Company, the Selling Stockholder and the Underwriter against certain liabilities and customary contribution provisions in respect of those liabilities.

The sale of the Shares by the Selling Stockholder was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-253710), including a prospectus supplement dated June 22, 2021 to the prospectus contained therein, dated March 1, 2021, filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On June 22, 2021, the Company issued a press release announcing the launch of the Offering and concurrent Share Repurchase (defined below) by the Company from the Selling Stockholder, which is filed herewith as Exhibit 99.1 and incorporated by reference herein. On June 23, 2021, the Company issued a press release announcing the pricing of the Offering at a price to the public of $27.95 per Share, which is filed herewith as Exhibit 99.2 and incorporated by reference herein.

On June 15, 2021, the Company and the Selling Stockholder entered into a Share Repurchase agreement (the “Share Repurchase Agreement”) pursuant to which the Company agreed to repurchase, directly from the Selling Stockholder, 3,900,000 shares of the Company’s Common Stock (the “Share Repurchase”). For additional information on the Share Repurchase, please see the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 22, 2021, and the Share Repurchase Agreement filed as Exhibit 10.1 thereto and incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated June 22, 2021, by and between WillScot Mobile Mini Holdings Corp, Sapphire Holdings, S.à r.l. and Morgan Stanley & Co. LLC.

99.1	Press Release of WillScot Mobile Mini Holdings Corp., dated June 22, 2021.

99.2	Press Release of WillScot Mobile Mini Holdings Corp., dated June 23, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Mobile Mini Holdings Corp.

Dated: June 25, 2021	By:	/s/ Christopher J. Miner
Name: Christopher J. Miner
Title: Executive Vice President & Chief Legal Officer